Exhibit 23.1
                                  ------------



                           CONSENT OF INDEPENDENT AUDITORS



         We hereby consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-88622) of our report dated September 9, 2003, which report is included in the Form 10-KSB of Groen Brothers Aviation, Inc. for the year ended June 30, 2003.



                                        /s/TANNER + CO.



Salt Lake City, Utah
October 3, 2003